EXHIBIT 23.3







                   PENNSYLVANIA POWER COMPANY

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Pennsylvania Power Company's previously filed Registration Statements, File No. 33-47372, No. 33-62450 and No. 33-65156.







                     ARTHUR ANDERSEN LLP


Cleveland, Ohio
March 30, 1998